Filed Pursuant to Rule 497(d)

Morgan Stanley Portfolios, Series 81

Humanoid Robotics: Emerging Contributors

Supplement to the Prospectus

As a result of a previously announced spinoff, on October 6, 2025, holders of Sony Group Corporation ("SONY") shares received 1 share of Sony Financial Group Inc. ("SFGYY") common stock for every 5 shares of SONY common stock held as of the close of business on September 30, 2025.

Notwithstanding anything to the contrary in the Trust's Prospectus, the Trust now holds, and will continue to purchase, shares of both SONY and SFGYY.

Supplement Dated: October 7, 2025